UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 22, 2014

KENNEDY-WILSON HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33824	26-0508760
(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

(310) 887-6400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD
On December 22, 2014, Kennedy Wilson Europe Real Estate plc (“KWE,” LSE: KWE), issued a release announcing that it has entered into an agreement to acquire a portfolio of 180 mixed use properties located across the United Kingdom. A copy of the release is furnished herewith as Exhibit 99.1. Kennedy-Wilson Holdings, Inc. (the “Company”) currently owns approximately 14.5% of the total issued share capital of KWE. A wholly-owned subsidiary of the Company incorporated in Jersey also serves as KWE’s external manager pursuant to an investment management agreement.
The information in this report (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
ITEM 8.01. OTHER EVENTS
On December 20, 2014, Kennedy Wilson Europe Real Estate plc (“KWE,” LSE: KWE), a London Stock Exchange listed company that is externally managed by a wholly-owned subsidiary of Kennedy-Wilson Holdings, Inc. (the “Company”), entered into an agreement to purchase a portfolio of 180 mixed used properties located across the United Kingdom (“Portfolio”) from multiple receivers on behalf of Aviva Commercial Real Estate Finance (“Aviva”). The purchase price, which was determined through negotiations between KWE and the seller, was approximately £503.0 million (approximately $787.1 million). The closing of the acquisition is expected to be consummated at the end of January 2015, subject to customary closing conditions, and will be funded from KWE’s cash resources and a new £352.3 million (approximately $551.3 million) loan provided by Aviva that will be secured (entered into simultaneously with the acquisition) by the properties in the Portfolio. There are no material relationships between KWE and the seller or the Company and the seller.
The Company currently owns approximately 14.5% of the total issued share capital of KWE. Due to the terms provided in the investment management agreement and the Company’s equity ownership interests in KWE, pursuant to the guidance set forth in Financial Accounting Standards Board Accounting Standards Codification Subtopic 810 – Consolidation, the Company is required to consolidate KWE’s results in its consolidated financial statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Kennedy Wilson Europe Real Estate plc RNS release dated December 22, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2014	Kennedy-Wilson Holdings, Inc. By: /S/ JUSTIN ENBODY Justin Enbody Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Kennedy Wilson Europe Real Estate plc RNS release dated December 22, 2014.